Exhibit 10.2

Amendment to Second Replacement, Amended and Restated Senior Secured Redeemable Debenture

            This Amendment to Second Replacement, Amended and Restated Senior Secured Redeemable Debenture (“Amendment”) is made and entered into effective as of 3rd day of July, 2014, by AMERICAN NATURAL ENERGY CORPORATION, an Oklahoma corporation (the “Company”), in favor of HILLAIR CAPITAL INVESTMENTS, L.P., a Cayman Islands exempted limited partnership (the “Holder”).

            WHEREAS, the Company issued to TCA Global Credit Master Fund LP (“TCA”) that certain Second Replacement, Amended and Restated Senior Secured Redeemable Debenture dated January 29, 2014 in the original principal amount of $2,196, 609.52 and a current principal amount of $1,753,660.92 (the “Debenture”);

            WHEREAS, pursuant to that certain Assignment of Note, Security Agreement, Mortgage and Other Security Documents dated as of July 2, 2014 (the “Assignment”), TCA assigned the Debenture to the Holder; and

            WHEREAS, the Company and Holder desire to amend and modify the terms and provisions of the Debenture in accordance with the terms and provisions hereinafter set forth;

            NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties each intending to be legally bound hereby do agree as follows:

     1.   Recitals. The recitations set forth in the preamble of this Amendment are true and correct and incorporated herein by reference.

     2.   Defined Terms. All capitalized terms used herein shall have the same meaning ascribed to them in the Debenture, except as otherwise specifically set forth herein.

     3.   Conflict. In the event of any conflict or ambiguity by and between the terms and provisions of this Amendment and the terms and provisions of the Debenture, the terms and provisions of this Amendment shall control to the extent of any conflict or ambiguity.

     4.   Maturity Date. The Company and the Holder hereby agree to extend the Maturity Date of the Debenture to January 1, 2016. As such, all references to Maturity Date in the Debenture shall mean January 1, 2016.

     5.   Interest Rate. The Company and the Holder hereby agree to increase the Interest Rate of the Debenture to the rate of sixteen percent (16%) per annum. As such, all references to Interest Rate in the Debenture shall mean sixteen percent (16%) per annum.

     6.   Amortization and Interest Payments. The Company and the Holder hereby agree to amend the Debenture to have all monthly redemption payments and interest payments to now be made on a quarterly basis, beginning on January 1, 2015. As such, Section 1.04(1) of the Debenture is hereby amended and restated in its entirety to read as follows:

“Interest and Periodic Payments. The Company shall pay interest to the Holder on the then outstanding principal amount of this Debenture at the rate of 16% per annum, payable quarterly on January 1, April 1, July 1 and October 1, beginning on March 1, 2015, on each Periodic Redemption Date (as to that principal amount then being redeemed), on each optional redemption date (as to that principal amount then being redeemed) and on the Maturity Date, in cash. In addition, on each of March 1, 2015, July 1, 2015, October 1, 2015, and January 1, 2016, the Company shall redeem the amount equal to $438,415.23, plus accrued but unpaid interest, liquidated damages and any other amounts then owing to the Holder in respect of this Debenture in cash.”

In addition, Exhibit A of the Debenture is hereby deleted in its entirety.

     7.   Manner of Payments. The Company hereby agrees that all sums payable pursuant to the Debenture shall no longer be made to TCA and shall be made to the Holder. As such, Section 1.05 shall be amended and restated in its entirety to read as follows:

“Manner of Payments. All sums payable to the order of Holder hereunder shall be payable by wire transfer of lawful dollars of the United States of America to the wire instructions to be provided in writing by the Holder to the Company.”

     8.   Ratification. Except as modified hereby, the terms and provisions of the Debenture remain in full force and effect, are ratified and confirmed and incorporated herein by this reference.

[Signatures on the following pages]

            IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

AMERICAN NATURAL ENERGY
CORPORATION, an Oklahoma
corporation

By: /s/ Steven P. Ensz
Name: Steven P. Ensz
Title: Vice President

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[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGE FOR HOLDER FOLLOWS]

[HOLDER'S SIGNATURE PAGE TO ANRU AMENDMENT]

            IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Holder:   Hillair Capital Investment L.P.

Signature of Authorized Signatory of Holder:    /s/ Sean M. McAvoy

Name of Authorized Signatory:    Sean M. McAvoy

Title of Authorized Signatory:    Managing Member, Hillair Capital Advisors LLC